Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS

At March 31, 2023

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES - 1.3%
Access to Loans for Learning Student Loan Corp.
Series 2012-1, Class A,
1-Month LIBOR + 0.70%, 5.55% (A), 07/25/2036	$ 1,647,604	$ 1,619,119
Edsouth Indenture No. 3 LLC
Series 2012-2, Class A,
1-Month LIBOR + 0.73%, 5.58% (A), 04/25/2039 (B)	570,582	563,942
SLM Student Loan Trust
Series 2006-2, Class A6,
3-Month LIBOR + 0.17%, 4.99% (A), 01/25/2041	2,639,490	2,530,213

Total Asset-Backed Securities (Cost $4,714,663)		4,713,274

CORPORATE DEBT SECURITIES - 4.2%
Banks - 0.3%
Bank of America Corp.
Fixed until 02/13/2030, 2.50% (A), 02/13/2031	1,500,000	1,269,662

Capital Markets - 0.8%
Goldman Sachs Group, Inc.
4.00%, 03/03/2024	1,645,000	1,621,783
Morgan Stanley
Fixed until 01/22/2030, 2.70% (A), 01/22/2031	1,500,000	1,291,072

		2,912,855

Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.
4.02%, 12/03/2029	1,000,000	958,901

Financial Services - 1.5%
Aviation Capital Group LLC
3.88%, 05/01/2023 (B)	208,000	207,135
Portmarnock Leasing LLC
1.74%, 10/22/2024	476,410	463,957
Private Export Funding Corp.
0.55%, 07/30/2024 (B)	5,000,000	4,741,316

		5,412,408

Food Products - 0.1%
Cargill, Inc.
5.13%, 10/11/2032 (B)	511,000	527,856

Health Care Equipment & Supplies - 0.0% (C)
Abbott Laboratories
3.40%, 11/30/2023	184,000	182,255

Health Care Providers & Services - 0.4%
Humana, Inc.
4.88%, 04/01/2030	1,500,000	1,506,456

Media - 0.3%
Comcast Corp.
3.40%, 04/01/2030	1,000,000	934,093

Multi-Utilities - 0.2%
Consolidated Edison Co. of New York, Inc.
3.35%, 04/01/2030	1,000,000	920,725

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Specialty Retail - 0.3%
Lowe’s Cos., Inc.
4.50%, 04/15/2030	$ 1,000,000	$ 987,744

Total Corporate Debt Securities (Cost $16,455,293)		15,612,955

MORTGAGE-BACKED SECURITIES - 3.9%
COMM Mortgage Trust
Series 2012-CR4, Class A3,
2.85%, 10/15/2045	181,814	175,520
Series 2013-CR9, Class A4,
4.49% (A), 07/10/2045	872,281	869,648
Eleven Madison Mortgage Trust
Series 2015-11MD, Class A,
3.55% (A), 09/10/2035 (B)	5,000,000	4,614,874
GS Mortgage Securities Trust
Series 2014-GC18, Class A4,
4.07%, 01/10/2047	3,000,000	2,945,807
JPMBB Commercial Mortgage Securities Trust
Series 2013-C12, Class A5,
3.66%, 07/15/2045	2,683,306	2,670,422
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C11, Class A4,
4.17% (A), 08/15/2046	3,500,000	3,463,812

Total Mortgage-Backed Securities (Cost $15,614,617)		14,740,083

MUNICIPAL GOVERNMENT OBLIGATION - 0.2%
Vermont - 0.2%
Vermont Student Assistance Corp., Revenue Bonds,
1-Month LIBOR + 0.70%, 5.53% (A), 07/28/2034	606,894	605,904

Total Municipal Government Obligation (Cost $606,852)		605,904

U.S. GOVERNMENT AGENCY OBLIGATIONS - 27.0%
Federal Farm Credit Banks Funding Corp.
2.04%, 09/24/2029	10,000,000	8,905,770
Federal Home Loan Bank
2.38%, 03/14/2025	25,000,000	24,088,026
4.75%, 12/10/2032	5,000,000	5,192,332
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.01%, 07/25/2025	5,000,000	4,836,332
3.19% (A), 09/25/2027	4,070,000	3,898,244
3.25% (A), 04/25/2023	471,163	469,464
Federal National Mortgage Association
0.88%, 08/05/2030 (D)	8,300,000	6,771,049
1.90%, 01/25/2036	5,000,000	3,675,541
2.63%, 09/06/2024 (D)	4,000,000	3,903,483
2.88%, 09/12/2023 (D)	2,000,000	1,981,931
Government National Mortgage Association
3.89% (A), 09/20/2061	166,909	163,899
4.26% (A), 06/20/2062	216,304	213,976
4.63% (A), 07/20/2061	9,753	9,326
4.70% (A), 10/20/2061 - 12/20/2061	12,865	12,539

Transamerica Series Trust	Page 1

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2023

(unaudited)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Tennessee Valley Authority
1.50%, 09/15/2031 (D)	$ 5,000,000	$ 4,074,045
2.88%, 02/01/2027 (D)	6,000,000	5,755,252
3.50%, 12/15/2042	5,000,000	4,232,766
4.88%, 01/15/2048	5,000,000	5,091,569
Uniform Mortgage-Backed Security
4.50%, TBA (E)	13,000,000	12,723,750
5.50%, TBA (E)	5,000,000	5,046,289

Total U.S. Government Agency Obligations (Cost $107,364,667)		101,045,583

U.S. GOVERNMENT OBLIGATIONS - 54.9%
U.S. Treasury - 54.9%
U.S. Treasury Bonds
1.13%, 05/15/2040	6,000,000	3,984,375
1.88%, 02/15/2051	14,980,000	10,186,400
2.00%, 02/15/2050	6,600,000	4,658,414
2.25%, 02/15/2052	2,000,000	1,484,531
2.38%, 02/15/2042	7,500,000	6,020,508
2.50%, 02/15/2045 - 05/15/2046	4,000,000	3,170,977
2.88%, 11/15/2046 (D)	1,500,000	1,274,355
2.88%, 05/15/2049 - 05/15/2052	2,900,000	2,470,539
3.00%, 05/15/2042 - 02/15/2048	7,519,000	6,571,745
3.00%, 08/15/2052 (D)	4,000,000	3,498,125
3.38%, 08/15/2042 (D)	2,000,000	1,875,312
3.38%, 11/15/2048	500,000	466,035
3.50%, 02/15/2039	1,414,500	1,395,493
3.63%, 08/15/2043	1,814,000	1,757,525
U.S. Treasury Notes
0.38%, 11/30/2025	5,000,000	4,557,422
0.63%, 12/31/2027	2,000,000	1,737,187
1.25%, 11/30/2026	35,000,000	31,988,086
1.75%, 01/31/2029 (D)	10,000,000	9,018,750
1.88%, 02/28/2027 - 02/15/2032	14,400,000	13,180,860
2.25%, 03/31/2024 (D)	5,000,000	4,883,789
2.38%, 03/31/2029	10,000,000	9,327,344
2.50%, 04/30/2024 - 05/31/2024 (D)	25,000,000	24,441,602
2.50%, 03/31/2027	5,000,000	4,771,094
2.63%, 05/31/2027	5,000,000	4,789,258
2.75%, 08/15/2032	10,000,000	9,401,562
2.88%, 05/15/2032	3,000,000	2,852,344
3.00%, 06/30/2024 - 07/15/2025	10,000,000	9,798,632
3.13%, 08/31/2027	5,000,000	4,886,133
3.25%, 06/30/2027 - 06/30/2029	6,000,000	5,883,985
3.88%, 12/31/2027	6,825,000	6,890,317
4.13%, 10/31/2027 - 11/15/2032	7,807,000	7,974,919

Total U.S. Government Obligations (Cost $223,189,610)		205,197,618

	Shares	Value
OTHER INVESTMENT COMPANY - 4.4%
Securities Lending Collateral - 4.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.79% (F)	16,325,605	16,325,605

Total Other Investment Company (Cost $16,325,605)		16,325,605

	Principal	Value
REPURCHASE AGREEMENTS - 10.0%

Barclays Capital, Inc., 4.80% (F), dated 03/31/2023, to be repurchased at $36,014,400 on 04/03/2023. Collateralized by U.S. Government Agency Obligations, 2.00% - 5.65%, due 10/18/2030 - 07/25/2052, and with a total value of $36,720,000.

	$ 36,000,000	$ 36,000,000
Fixed Income Clearing Corp., 2.10% (F), dated 03/31/2023, to be repurchased at $1,505,055 on 04/03/2023. Collateralized by a U.S. Government Obligation, 2.50%, due 01/31/2025, and with a value of $1,534,932.	1,504,791	1,504,791

Total Repurchase Agreements (Cost $37,504,791)		37,504,791

Total Investments (Cost $421,776,098)		395,745,813
Net Other Assets (Liabilities) - (5.9)%		(22,178,512)

Net Assets - 100.0%		$ 373,567,301

Transamerica Series Trust	Page 2

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2023

(unaudited)

FUTURES CONTRACTS:

Long Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	202	06/30/2023	$21,911,474	$22,120,578	$209,104	$—
10-Year U.S. Treasury Notes	46	06/21/2023	5,151,029	5,286,406	135,377	—
30-Year U.S. Treasury Bonds	27	06/21/2023	3,411,979	3,541,219	129,240	—
U.S. Treasury Ultra Bonds	70	06/21/2023	9,681,237	9,878,750	197,513	—

Total					$671,234	$—

Short Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	(50)	06/30/2023	$(10,299,890)	$(10,322,656)	$—	$(22,766)
10-Year U.S. Treasury Ultra Notes	(53)	06/21/2023	(6,230,275)	(6,420,453)	—	(190,178)

Total					$—	$(212,944)

Total Futures Contracts					$671,234	$(212,944)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$4,713,274	$—	$4,713,274
Corporate Debt Securities	—	15,612,955	—	15,612,955
Mortgage-Backed Securities	—	14,740,083	—	14,740,083
Municipal Government Obligation	—	605,904	—	605,904
U.S. Government Agency Obligations	—	101,045,583	—	101,045,583
U.S. Government Obligations	—	205,197,618	—	205,197,618
Other Investment Company	16,325,605	—	—	16,325,605
Repurchase Agreements	—	37,504,791	—	37,504,791

Total Investments	$16,325,605	$379,420,208	$—	$395,745,813

Other Financial Instruments
Futures Contracts (H)	$671,234	$—	$—	$671,234

Total Other Financial Instruments	$671,234	$—	$—	$671,234

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(212,944)	$—	$—	$(212,944)

Total Other Financial Instruments	$(212,944)	$—	$—	$(212,944)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of March 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2023, the total value of 144A securities is $10,655,123, representing 2.9% of the Portfolio’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $60,894,214, collateralized by cash collateral of $16,325,605 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $45,827,719. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

Transamerica Series Trust	Page 3

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2023

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after March 31, 2023. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(F)	Rates disclosed reflect the yields at March 31, 2023.
(G)	There were no transfers in or out of Level 3 during the period ended March 31, 2023. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
TBA	To Be Announced

Transamerica Series Trust	Page 4

Transamerica Aegon U.S. Government Securities VP

NOTES TO SCHEDULE OF INVESTMENTS

At March 31, 2023

(unaudited)

INVESTMENT VALUATION

Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) is a series of the Transamerica Series Trust.

Effective September 8, 2022, Transamerica Asset Management, Inc. (“TAM”) has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at March 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Series Trust	Page 5

Transamerica Aegon U.S. Government Securities VP

NOTES TO SCHEDULE OF INVESTMENTS (continued)

At March 31, 2023

(unaudited)

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Page 6